UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report
October 17, 2008
(Date of earliest event reported)
Torch Energy Royalty Trust
(Exact name of registrant as specified in its charter)

Delaware	1-12474	74-6411424
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890
(Address of principal executive offices, including zip code)
302/636-6016
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
As previously disclosed by Torch Energy Royalty Trust (the “Trust”) in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 21, 2008, the Trust received a letter from the NYSE Regulation, Inc. (the “NYSE”) on April 16, 2008 informing the Trust that, as a result of its failure to timely file its Annual Report on Form 10-K for the fiscal year ended December 31, 2007 (the “2007 Annual Report”) with the SEC, the Trust was subject to certain procedures as specified in Section 802.01E, “SEC Annual Report Timely Filing Criteria,” of the NYSE’s Listed Company Manual (“Section 802.01E”) and further, regardless of the procedures specified in Section 802.01E, the NYSE could commence delisting procedures at any time during any period that is available to complete the filing of the 2007 Annual Report, if circumstances warrant.
As the Trust has been unable to obtain complete and accurate information regarding reserve information and the financial statements of the Trust required to be included in the 2007 Annual Report, the Trust remains unable to file its 2007 Annual Report. Therefore, the Trust requested an extension for continued listing and trading on the NYSE notwithstanding its failure to file its 2007 Annual Report. On October 22, 2008, the Trust issued a press release (the “Press Release”) disclosing the receipt of notice from the NYSE, received on October 17, 2008, of the NYSE’s grant of such an extension, providing the Trust until December 31, 2008 to complete and file its 2007 Annual Report with the SEC. However, the NYSE stated in its extension grant that such extension is subject to reassessment on an ongoing basis and the NYSE would closely monitor the Trust’s progress in completing and filing the 2007 Annual Report. Failure of the Trust to make progress in its efforts to complete and file the 2007 Annual Report could result in a suspension of the Trust’s listing and trading privileges.
The Trust is working diligently to obtain and review the information necessary to complete the 2007 Annual Report and intends to complete and file the 2007 Annual Report as soon as reasonably practicable.
A copy of the Press Release is furnished as Exhibit 99.1 and is incorporated herein by reference in response to this Item 3.01.
Cautionary Statement on Risks Associated with the Trust’s Forward-Looking Statements.
This Form 8-K contains forward-looking statements, as defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, by the Trust that are subject to risks and uncertainties. The words “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “may,” “should,” “could,” and similar expressions are intended to identify such statements. Forward-looking statements are not guarantees of future performance and are to be interpreted only as of the date on which they are made. The Trust undertakes no obligation to update or revise any forward-looking statement except as required by law.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits
Exhibit 99.1       Torch Energy Royalty Trust Press Release dated October 22, 2008 (furnished not filed).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TORCH ENERGY ROYALTY TRUST

By: Wilmington Trust Company, not in its individual capacity but solely as Trustee for the Trust

Date: October 22, 2008	By:	/s/ Bruce L. Bisson

Bruce L. Bisson, Vice President

(The Trust has no employees, directors or executive officers.)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Torch Energy Royalty Trust Press Release dated October 22, 2008 (furnished not filed).